SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 25, 2003

                                       FH

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving TX, , N/A                          75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (214) 441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       FH
                   First Horizon Mortgage Pass-Through Trust
               Mortgage Pass-Through Certificates, Series 2002-9

On February 25, 2003, The Bank of New York, as Trustee for FH, First Horizon Mortgage Pass-Through Trust Mortgage Pass-Through Certificates, Series 2002-9, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of December 1, 2002, among FH as Depositor, , Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of FH, First Horizon Mortgage Pass-Through Trust Mortgage Pass-Through Certificates, Series 2002-9 relating to the distribution date of February 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of December 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 25, 2003


                                       FH


                          By: /s/ Karon Greene
                              ------------------------------
                          Name:   Karon Greene
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated February 25, 2003


                             Payment Date: 02/25/03


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1       277,175,546.15    5.750000%     3,853,545.98  1,328,132.83    5,181,678.81       0.00       0.00
                        1A2        19,929,037.92    5.750000%             0.00          0.00            0.00       0.00       0.00
                        1A3        74,411,220.00    5.750000%             0.00    356,553.76      356,553.76       0.00       0.00
Residual                1AR                 0.00    5.750000%             0.00          0.00            0.00       0.00       0.00
                        2A1       139,607,571.02    5.000000%       588,012.66    581,698.21    1,169,710.88       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          5,488,044.70    5.545050%         9,165.20     25,359.57       34,524.77       0.00       0.00
                        B2          2,090,588.61    5.545050%         3,491.35      9,660.35       13,151.70       0.00       0.00
                        B3          1,568,440.64    5.545050%         2,619.34      7,247.57        9,866.91       0.00       0.00
                        B4            783,721.14    5.545050%         1,308.84      3,621.48        4,930.32       0.00       0.00
                        B5            523,146.34    5.545050%           873.67      2,417.39        3,291.06       0.00       0.00
                        B6            784,564.80    5.545050%         1,310.25      3,625.38        4,935.62       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        522,361,881.31     -            4,460,327.30  2,318,316.54    6,778,643.83     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1       273,322,000.17              0.00
                                1A2        20,024,531.22              0.00
                                1A3        74,411,220.00              0.00
Residual                        1AR                 0.00              0.00
                                2A1       139,019,558.35              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          5,478,879.49              0.00
                                B2          2,087,097.26              0.00
                                B3          1,565,821.30              0.00
                                B4            782,412.30              0.00
                                B5            522,272.67              0.00
                                B6            783,254.55              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        517,997,047.32     -
--------------------------------------------------------------------------------

                             Payment Date: 02/25/03


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1   277,175,546.15     5.750000% 32051DSC7    13.871118      4.780710    983.842312
                           1A2    19,929,037.92     5.750000% 32051DSD5     0.000000      0.000000  1,009.606293
                           1A3    74,411,220.00     5.750000% 32051DSE3     0.000000      4.791667  1,000.000000
Residual                   1AR             0.00     5.750000% 32051DSF0     0.000000      0.025404      0.000000
                           2A1   139,607,571.02     5.000000% 32051DSG8     4.193082      4.148054    991.339892
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      5,488,044.70     5.545050% 32051DSH6     1.667310      4.613347    996.703564
                           B2      2,090,588.61     5.545050% 32051DSJ2     1.667310      4.613347    996.703564
                           B3      1,568,440.64     5.545050% 32051DSK9     1.667310      4.613347    996.703564
                           B4        783,721.14     5.545050% 32051DSL7     1.667310      4.613347    996.703564
                           B5        523,146.34     5.545050% 32051DSM5     1.667310      4.613347    996.703564
                           B6        784,564.80     5.545050% 32051DSN3     1.667310      4.613347    996.703564
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     522,361,881.31       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance       375,917,324.53   142,079,722.79   517,997,047.32
Loan count                    817              295             1112
Avg loan rate           6.324345%        5.776860%             6.17
Prepay amount        3,402,100.16        90,543.70     3,492,643.86

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees        75,980.37        29,249.13       105,229.50
Sub servicer fees      102,986.91        62,643.12       165,630.03
Trustee fees             1,265.61           475.60         1,741.21


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           97.852037%           100.000000%            511,123,375.09
   -----------------------------------------------------------------------------
   Junior            2.147963%             0.000000%             11,219,737.57
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           8                 3,367,061.73
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 8                 3,367,061.73
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            6,778,643.83          6,778,643.83
Principal remittance amount            4,460,327.30          4,460,327.30
Interest remittance amount             2,318,316.54          2,318,316.54